UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2018 (May 21, 2018)

OneMain Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 601 N.W. Second Street,
Evansville, IN 47708
(Address of principal executive offices) (Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on January 3, 2018, OneMain Holdings, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “SPA”) with Springleaf Financial Holdings, LLC, a Delaware limited liability company (“SFH”) and OMH Holdings, L.P., a Delaware limited partnership (“Purchaser”).  Pursuant to the SPA, Purchaser agreed to purchase 54,937,500 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) beneficially owned by SFH at a purchase price per share of $26.00, for an aggregate purchase price of approximately $1,428,375,000 in cash (the “Private Sale”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Schedule 14F-1 previously filed by the Company, on May 21, 2018, each of Wesley R. Edens, Douglas L. Jacobs, and Ronald M. Lott announced his intention to resign as a member of the Company’s Board of Directors, contingent upon and effective as of the closing of the Private Sale. The resignations of Wesley R. Edens, Douglas L. Jacobs, and Ronald M. Lott did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Forward-Looking Statements

Certain statements in this report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Messrs. Edens’, Jacobs’ and Lott’s intention to resign as a member of the Company’s Board of Directors. Their resignations are contingent upon the closing of the Private Sale.  The closing of the Private Sale is subject to conditions, including the obtaining of required regulatory approvals, which may not be satisfied.  Accordingly, no assurance can be given that their resignations will ever become effective.  You should not place undue reliance on any forward-looking statements contained in this report. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OneMain Holdings, Inc.

Date: May 23, 2018	By:	/s/ Scott T. Parker
Scott T. Parker
Executive Vice President and Chief Financial Officer

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